Lazard Global Total
Return and Income
Fund, Inc.

Third Quarter Report

S E P T E M B E R  3 0 ,  2 0 1 3

Lazard Global Total Return and Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”), for the quarter ended September 30, 2013. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

For the third quarter of 2013, the Fund’s net asset value (“NAV”) performance was behind its benchmark, the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”). However, we are pleased with LGI’s favorable NAV performance over the three-year period ended September 30, 2013 and since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of September 30, 2013)

For the third quarter of 2013, the Fund’s NAV returned 5.7%, underperforming the Index return of 8.2%. Similarly, for the year-to-date period, the Fund’s NAV returned 13.2%, below the Index return of 17.3%, and it also underperformed the Index for the 12 months ended September 30, 2013. However, the Fund’s NAV outperformed the Index for the three-year period then ended, as well as on an annualized basis since inception, with a return of 7.0%, ahead of the 6.2% return for the Index. Shares of LGI ended the third quarter of 2013 with a market price of $16.74, representing an 11.3% discount to the Fund’s NAV of $18.87.

The Fund’s net assets were $181.2 million as of September 30, 2013, with total leveraged assets of $231.3 million, representing a 21.6% leverage rate. This leverage rate is lower than that at the end of the second quarter of 2013 (24.8%), and below the maximum permitted leverage rate of 33⅓%.

Within the global equity portfolio, stock selection in the energy and utilities sectors contributed to performance for the third quarter. In contrast, stock selection in the information technology and health care sectors, as well as in the United Kingdom, detracted from performance.

Performance for the smaller, short-duration1 emerging-market currency and debt portion of the Fund rebounded in September, but remains negative year to date. It has contributed positively to performance since inception.

As of September 30, 2013, 75.3% of the Fund’s total leveraged assets consisted of global equities, 24.5% consisted of emerging-market currency and debt instruments, and 0.2% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LGI’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.25% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current monthly distribution rate per share of $0.09073 represents a distribution yield of 6.5% based on the Fund’s $16.74 market price as of the close of trading on the NYSE on September 30, 2013. It is currently estimated that $0.51444 of the $0.81657 distributed per share year-to-date through September 30, 2013 may represent a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return and Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

Global Equity Portfolio

(75.3% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with, we believe, strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; The Bank of New York Mellon, a US-based company that provides financial products and services for institutions and individuals worldwide; Canon, a Japanese manufacturer and distributor of network digital multifunction devices, copying machines, printers and cameras; and Total, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of September 30, 2013, 44.6% of these stocks were based in North America, 26.3% were based in continental Europe (not including the United Kingdom), 14.6% were from the United Kingdom, 9.7% were from Japan, 4.1% were from the rest of Asia (not including Japan), and 0.7% were from the Middle East. The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at September 30, 2013, were: financials (19.2%), which includes banks, diversified financials, insurance, and real estate; and health care (19.0%), which includes health care equipment and services, and pharmaceuticals biotechnology and life sciences. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, industrials, information technology, materials, telecom services, and utilities. The average dividend yield on the securities held in the global equity portfolio was approximately 3.1% as of September 30, 2013.

Global Equity Markets Review

Global markets rose during the third quarter, as the US Federal Reserve (the “Fed”) delayed tapering at its September meeting, electing to maintain the pace of its bond buying program. While concerns arose in the second half of the quarter due to turmoil in Syria and a stalemate in Congress over the US federal budget, the markets appeared to be relatively unaffected by the news flow. In Europe, markets rallied as Angela Merkel’s party won German elections and on better-than-expected euro zone data. Japanese securities also rose as revised second-quarter GDP came in above expectations, easing concerns about sales tax increases that are scheduled to take effect in 2014. In China, markets rose as strong manufacturing data affirmed indications that the economy had stabilized.

What Helped and What Hurt LGI

Stock selection in the energy sector contributed to performance. Shares of French integrated oil company Total rose after management commentary at its investor day indicated that capital expenditures had peaked and that the company would be making free-cash-flow generation a priority. We are encouraged by the comments, as we believe the company is prudently managing capital expenditures, and we expect new projects coming on-line to drive production growth and free-cash-flow generation. Stock selection in the utilities sector was a moderate contributor to performance. Shares of French energy services provider GDF Suez rose after the company reported first-half earnings. While results were broadly in-line with expectations, investors were encouraged by management’s commentary that it expects full-year earnings to be at the high end of its projected range.

In contrast, stock selection in the information technology sector detracted from performance. Shares of Microsoft were negatively affected by profit taking after a period of strength following disappointing earnings results, including the write-down on the value of unsold tablets. Shares of Intel, a US designer, manufacturer, and distributor of computer components, declined as weakness in PC markets caused management to adjust guidance downward. Despite some end-market weakness, we continue to believe that Intel is a leader in the semiconductor space, and that it has the intellectual property, economies of scale, and

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

resources to continue to drive cost reduction, which should allow the company to prosper in the newer markets of networking, smartphones, and tablets. Shares of networking technology provider Cisco also fell after the company issued a cautious outlook. The company also announced that it planned to trim 5% of its workforce. However, we believe Cisco remains well positioned to maintain share in legacy areas as a result of its massive services business, while also participating in new growth areas of networking and growth. Stock selection in the health care sector also detracted from returns. Shares of French pharmaceuticals maker Sanofi fell after the company reported quarterly earnings below expectations and management lowered its full-year forecast. The disappointing results were attributed to competition in generics and inventory mismanagement in Brazil. We believe Sanofi has attractive pipeline assets and the potential to expand into higher-growth markets over the longer term, as well as an attractive valuation relative to peers. Stock selection within the United Kingdom also detracted from performance, as Unilever, a manufacturer of branded and packaged consumer goods, had slowing sales growth.

Emerging Market Currency and Debt Portfolio

(24.5% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of September 30, 2013, this portfolio consisted of forward currency contracts (76.2%) and sovereign debt obligations (23.8%). The average duration of the emerging-market currency and debt portfolio decreased from approximately 11 months to approximately 10 months during the third quarter, while the average yield declined from 7.1%2 on June 30, 2013 to 6.2% on September 30, 2013.

Emerging Market Currency and Debt Market Review

Emerging-market local currency and debt markets were affected by currency and interest rate volatility that began during the second quarter as concerns over a hard landing in China, and fears that the tapering of stimulus by the Fed, would remove relative support for emerging-market currencies. However, by September, improving global data suggested that a cyclical rebound in emerging-market assets was in its nascent stages. Strong leading indicators in the United States and Europe, along with the Fed’s decision to refrain from tapering quantitative easing, led to a currency rebound, and the portfolio ended the quarter with a positive result.

What Helped and What Hurt LGI

Country and security selection in Europe was beneficial to quarterly performance as a general improvement in European data helped exposures (and currencies) throughout the region. Specifically, Russian and Romanian bonds have benefited from an easy monetary stance and modest currency appreciation. Frontier markets Nigeria, Zambia, and Uganda benefited from high yields and currency appreciation. Elsewhere, South Korea, the top-performing Asian local market, also performed well as its economy, which has a current-account surplus with ample reserves, may be poised for a recovery as exports rebound.

Asian exposures, most notably Indonesia, India, and Malaysia, had a negative impact on portfolio performance. Increased financing requirements and a large foreign investor presence (especially in Indonesia and Malaysia) weighed on results as investors digested the implications of an eventual Fed taper. Uruguay detracted from performance due to a shift in the central bank’s stance, away from targeting inflation and toward supporting growth, along with recently introduced higher collateral regulations aimed at discouraging foreign participation in the country’s local debt market. While we began to reduce exposure in response to the policy change, the Uruguayan peso’s weakness was sharp and occurred rapidly amidst thin liquidity.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of September 30, 2013; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Average Annual Total Returns*

Periods Ended September 30, 2013

(unaudited)

	One Year	Five Years	Since Inception**
Market Price	20.72%	11.22%	6.07%
Net Asset Value	19.37%	6.85%	7.04%
MSCI World Index	20.21%	7.84%	6.18%

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings September 30, 2013 (unaudited)

Security	Value	Percentage of Net Assets
Mitsubishi UFJ Financial Group, Inc. ADR	$6,736,269	3.7%
HSBC Holdings PLC Sponsored ADR	6,623,138	3.7
Microsoft Corp.	6,246,458	3.4
Johnson & Johnson	6,245,147	3.4
Roche Holding AG Sponsored ADR	6,239,772	3.4
Novartis AG ADR	6,052,419	3.3
Honeywell International, Inc.	5,372,688	3.0
Sanofi SA ADR	5,326,276	2.9
The Home Depot, Inc.	5,289,400	2.9
Cisco Systems, Inc.	5,161,768	2.8

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments

September 30, 2013 (unaudited)

Description	Shares	Value
Common Stocks—96.1%

Australia—1.4%
BHP Billiton, Ltd. Sponsored ADR	38,500	$2,560,250
Finland—1.3%
Sampo Oyj, A Shares ADR	109,500	2,350,965
France—6.0%
GDF Suez Sponsored ADR	75,981	1,913,202
Sanofi SA ADR	105,200	5,326,276
Total SA Sponsored ADR	64,000	3,706,880
		10,946,358
Germany—2.4%
SAP AG Sponsored ADR	59,300	4,383,456
Ireland—2.2%
CRH PLC Sponsored ADR	168,070	4,062,252
Israel—0.7%
Israel Chemicals, Ltd. ADR	140,700	1,201,578
Italy—1.9%
Eni SpA Sponsored ADR	74,250	3,417,728
Japan—9.4%
Canon, Inc. Sponsored ADR	44,700	1,430,400
Hoya Corp. Sponsored ADR	73,500	1,747,095
Mitsubishi UFJ Financial Group, Inc. ADR	1,050,900	6,736,269
Nomura Holdings, Inc. ADR	413,045	3,225,881
Sumitomo Mitsui Financial Group, Inc. Sponsored ADR	393,600	3,829,728
		16,969,373
Singapore—2.5%
Singapore Telecommunications, Ltd. ADR	151,100	4,526,956
Spain—1.6%
Banco Santander SA Sponsored ADR	349,623	2,856,420
Switzerland—9.8%
Novartis AG ADR	78,900	6,052,419
Roche Holding AG Sponsored ADR	92,400	6,239,772
UBS AG	154,572	3,171,817
Zurich Insurance Group AG ADR	92,500	2,382,449
		17,846,457
United Kingdom—14.1%
BP PLC Sponsored ADR	102,155	4,293,575
British American Tobacco PLC Sponsored ADR	37,700	3,964,155
GlaxoSmithKline PLC Sponsored ADR	80,200	4,023,634
HSBC Holdings PLC Sponsored ADR	122,063	6,623,138
Unilever PLC Sponsored ADR	99,100	3,823,278
Wm Morrison Supermarkets PLC ADR	120,300	2,740,434
		25,468,214
United States—42.8%
Cisco Systems, Inc.	220,400	5,161,768
Comcast Corp., Class A	106,120	4,602,424
ConocoPhillips	32,900	2,286,879
Emerson Electric Co.	67,600	4,373,720
Halliburton Co.	89,900	4,328,685
Honeywell International, Inc.	64,700	5,372,688
Intel Corp.	155,400	3,561,768
International Business Machines Corp.	24,460	4,529,503
Johnson & Johnson	72,040	6,245,147
Merck & Co., Inc.	75,300	3,585,033
Microsoft Corp.	187,525	6,246,458
Oracle Corp.	100,440	3,331,595
PepsiCo, Inc.	41,100	3,267,450
Pfizer, Inc.	87,566	2,514,020
The Bank of New York Mellon Corp.	103,600	3,127,684
The Home Depot, Inc.	69,735	5,289,400
United Technologies Corp.	47,200	5,089,104
Wal-Mart Stores, Inc.	62,800	4,644,688
		77,558,014
Total Common Stocks
(Identified cost $150,634,296)		174,148,021

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2013 (unaudited)

Description	Principal Amount (000) (a)	Value
Foreign Government Obligations—9.7%
Brazil—2.7%
Brazil NTN-B:
6.00%, 05/15/15	1,745	$1,918,172
6.00%, 08/15/16	503	542,268
6.00%, 08/15/18	850	919,207
Brazil NTN-F,
10.00%, 01/01/23	3,733	1,574,078
		4,953,725
Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	305,000	182,716
Mexico—1.6%
Mexican Bonos:
7.00%, 06/19/14	8,360	653,266
9.50%, 12/18/14	16,100	1,313,642
7.75%, 12/14/17	9,930	846,872
		2,813,780
Romania—0.9%
Romania Government Bonds:
5.80%, 10/26/15	3,330	1,043,603
5.90%, 07/26/17	1,700	541,908
		1,585,511
Russia—1.9%
Russia Government Bonds—OFZ:
6.90%, 08/03/16	13,107	409,676
7.50%, 02/27/19	11,500	366,013
7.60%, 04/14/21	27,300	869,094
7.60%, 07/20/22	16,972	538,208
7.00%, 01/25/23	21,200	646,112
8.15%, 02/03/27	19,900	643,035
		3,472,138
South Africa—0.7%
Republic of South Africa,
8.25%, 09/15/17	12,150	1,269,788
Turkey—1.8%
Turkey Government Bonds:
4.50%, 02/11/15	2,567	1,316,317
4.00%, 04/29/15	3,864	1,972,014
		3,288,331
Uruguay—0.0%
Uruguay Monetary Regulation Bill, 0.00%, 01/31/14	1,568	69,399
Total Foreign Government Obligations (Identified cost $18,281,899)		17,635,388

Description	Shares	Value
Short-Term Investment—0.8%
State Street Institutional Treasury Money Market Fund (Identified cost $1,404,777)	1,404,777	$1,404,777
Total Investments—106.6%
(Identified cost $170,320,972) (b), (c)		$193,188,186
Liabilities in Excess of Cash and Other Assets—(6.6)%		(11,973,033)
Net Assets—100.0%		$181,215,153

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2013 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
BRL	UBS	10/02/13	3,031,904	$1,365,107	$1,368,002	$2,895	$—
CLP	BNP	10/16/13	361,489,100	707,000	714,841	7,841	—
CLP	BNP	11/08/13	339,042,000	660,000	668,340	8,340	—
CLP	UBS	10/10/13	618,009,150	1,240,858	1,223,083	—	17,775
CNY	HSB	10/21/13	3,881,685	629,000	633,765	4,765	—
CNY	SCB	10/21/13	6,882,792	1,112,820	1,123,758	10,938	—
COP	BNP	12/02/13	750,750,000	390,355	391,773	1,418	—
COP	CIT	10/03/13	750,750,000	385,000	393,795	8,795	—
COP	CIT	10/16/13	2,765,260,100	1,433,000	1,448,923	15,923	—
COP	HSB	10/08/13	1,554,009,600	814,641	814,797	156	—
COP	UBS	11/05/13	1,900,142,700	972,736	993,986	21,250	—
CZK	BNP	10/07/13	18,302,816	940,939	963,972	23,033	—
CZK	BNP	11/22/13	26,645,647	1,387,775	1,403,688	15,913	—
CZK	JPM	10/07/13	16,805,556	853,624	885,114	31,490	—
EUR	BRC	10/01/13	679,982	916,955	919,914	2,959	—
EUR	BRC	11/25/13	1,066,555	1,445,334	1,443,095	—	2,239
EUR	CIT	11/06/13	1,292,175	1,700,638	1,748,272	47,634	—
EUR	JPM	11/06/13	151,190	202,500	204,556	2,056	—
GHS	CIT	11/25/13	1,321,000	591,316	590,019	—	1,297
GHS	SCB	11/19/13	2,477,000	1,157,477	1,109,628	—	47,849
HUF	BRC	10/01/13	203,749,920	905,692	926,812	21,120	—
HUF	BRC	10/31/13	194,594,400	875,723	883,311	7,588	—
HUF	JPM	10/10/13	206,476,500	897,090	938,671	41,581	—
HUF	JPM	10/10/13	312,116,000	1,393,497	1,418,923	25,426	—
HUF	JPM	10/15/13	303,480,060	1,363,290	1,379,164	15,874	—
IDR	BRC	10/03/13	7,526,397,500	660,500	649,833	—	10,667
IDR	BRC	10/17/13	10,131,384,500	879,461	872,592	—	6,869
IDR	JPM	10/03/13	2,604,987,000	231,000	224,916	—	6,084
INR	HSB	10/31/13	43,825,320	693,000	694,359	1,359	—
INR	JPM	02/10/14	84,675,200	1,504,000	1,308,814	—	195,186
INR	SCB	10/15/13	45,243,715	705,500	720,165	14,665	—
KRW	CIT	10/23/13	1,687,707,220	1,553,000	1,568,299	15,299	—
KRW	HSB	10/10/13	1,225,984,850	1,114,000	1,140,204	26,204	—
KZT	CIT	01/06/14	65,846,310	427,074	420,292	—	6,782
KZT	CIT	03/17/14	122,486,460	783,663	770,604	—	13,059
KZT	HSB	10/30/13	134,019,200	868,000	867,802	—	198

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2013 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2013 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
KZT	HSB	06/16/14	106,216,700	$669,503	$656,894	$—	$12,609
KZT	HSB	06/16/14	134,019,200	844,056	828,838	—	15,218
KZT	UBS	02/28/14	93,024,750	600,160	587,297	—	12,863
MXN	CIT	10/21/13	8,210,147	634,380	626,232	—	8,148
MXN	UBS	10/21/13	8,790,323	675,000	670,485	—	4,515
MYR	CIT	10/18/13	1,466,090	463,000	449,312	—	13,688
MYR	JPM	10/18/13	6,063,930	1,850,000	1,858,410	8,410	—
MYR	JPM	11/06/13	1,262,368	383,000	386,393	3,393	—
NGN	BRC	06/18/14	39,365,250	219,000	227,911	8,911	—
NGN	CIT	10/23/13	228,804,400	1,396,000	1,409,079	13,079	—
NGN	JPM	06/17/14	60,480,000	336,000	350,250	14,250	—
NGN	SCB	10/31/13	53,784,000	321,867	330,327	8,460	—
NGN	SCB	10/31/13	81,361,800	486,759	499,703	12,944	—
NGN	SCB	12/18/13	169,370,700	996,298	1,022,313	26,015	—
NGN	SCB	03/20/14	139,264,050	801,520	824,729	23,209	—
PEN	BNP	10/18/13	1,839,233	661,000	659,133	—	1,867
PEN	BNP	10/24/13	1,844,521	668,668	660,550	—	8,118
PEN	BNP	11/04/13	1,348,530	474,000	482,290	8,290	—
PEN	BNP	11/22/13	2,841,951	1,018,000	1,014,323	—	3,677
PEN	UBS	10/21/13	2,191,418	777,788	785,063	7,275	—
PHP	JPM	10/16/13	57,261,600	1,320,000	1,315,329	—	4,671
PHP	JPM	12/12/13	59,287,330	1,357,000	1,361,655	4,655	—
PHP	SCB	01/13/14	38,403,200	880,000	881,737	1,737	—
PLN	BNP	10/22/13	3,056,428	967,193	977,563	10,370	—
PLN	BRC	10/21/13	4,216,974	1,327,000	1,348,831	21,831	—
PLN	JPM	11/05/13	2,735,564	847,383	874,210	26,827	—
RON	JPM	10/04/13	4,773,977	1,420,869	1,449,615	28,746	—
RON	JPM	11/12/13	4,587,017	1,343,000	1,389,240	46,240	—
RSD	BRC	12/09/13	141,526,350	1,631,334	1,646,370	15,036	—
RSD	CIT	10/16/13	65,848,640	771,875	775,211	3,336	—
RUB	BNP	12/09/13	31,123,575	941,000	949,256	8,256	—
RUB	UBS	12/13/13	32,808,600	990,000	999,872	9,872	—
SGD	HSB	10/23/13	1,709,074	1,357,000	1,362,342	5,342	—
THB	BNP	10/18/13	17,170,270	538,000	548,390	10,390	—
THB	SCB	10/21/13	39,659,054	1,248,790	1,266,416	17,626	—
TRY	JPM	10/21/13	2,051,609	1,019,179	1,012,070	—	7,109
TWD	JPM	10/16/13	26,963,580	909,702	912,138	2,436	—

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2013 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2013 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
UGX	BRC	10/11/13	1,407,437,000	$543,832	$550,676	$6,844	$—
UGX	CIT	10/25/13	1,388,498,000	543,231	541,343	—	1,888
UYU	CIT	10/28/13	7,621,000	352,498	343,919	—	8,579
UYU	HSB	10/21/13	6,000,000	273,973	271,224	—	2,749
UYU	JPM	10/07/13	20,953,000	926,283	950,364	24,081	—
UYU	JPM	11/25/13	9,702,000	440,000	434,898	—	5,102
VND	CIT	10/16/13	2,544,750,000	117,000	120,299	3,299	—
ZAR	JPM	10/28/13	18,071,626	1,807,000	1,793,239	—	13,761
ZMW	BRC	11/07/13	4,910,000	877,569	913,578	36,009	—
ZMW	BRC	12/26/13	3,288,175	583,010	603,147	20,137	—
ZMW	JPM	04/08/14	1,500,000	253,207	266,409	13,202	—
ZMW	SCB	11/29/13	4,171,375	755,000	771,056	16,056	—
ZMW	SCB	12/19/13	1,290,812	224,294	237,241	12,947	—
Total Forward Currency Purchase Contracts				$74,603,786	$75,025,252	$854,033	$432,567

Forward Currency Sale Contracts open at September 30, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
BRL	UBS	10/02/13	3,031,904	$1,276,000	$1,368,002	$—	$92,002
BRL	UBS	11/04/13	3,179,274	1,421,000	1,423,322	—	2,322
CLP	UBS	10/10/13	409,235,300	817,000	809,905	7,095	—
COP	BNP	10/03/13	750,750,000	392,446	393,795	—	1,349
CZK	BNP	11/22/13	19,827,245	1,026,000	1,044,495	—	18,495
EUR	BNP	10/07/13	707,000	940,939	956,477	—	15,538
EUR	BNP	10/25/13	1,402,000	1,849,301	1,896,804	—	47,503
EUR	BNP	10/25/13	1,705,000	2,270,011	2,306,740	—	36,729
EUR	BRC	10/01/13	677,000	905,692	915,880	—	10,188
EUR	BRC	10/31/13	648,000	875,723	876,709	—	986
EUR	BRC	12/09/13	1,209,110	1,631,334	1,636,039	—	4,705
EUR	CIT	10/16/13	569,034	771,875	769,845	2,030	—
EUR	HSB	12/23/13	962,023	1,303,542	1,301,751	1,791	—
EUR	JPM	10/07/13	648,000	853,624	876,658	—	23,034
EUR	JPM	10/15/13	1,014,000	1,363,290	1,371,834	—	8,544
EUR	JPM	11/05/13	641,000	847,383	867,250	—	19,867
EUR	JPM	11/06/13	3,592,770	4,769,133	4,860,904	—	91,771
EUR	UBS	11/29/13	351,000	468,567	474,923	—	6,356

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2013 (unaudited)

Forward Currency Sale Contracts open at September 30, 2013 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
EUR	UBS	11/29/13	1,090,214	$1,446,251	$1,475,124	$—	$28,873
HUF	BRC	10/01/13	203,749,920	916,956	926,812	—	9,856
HUF	UBS	10/21/13	15,022,070	67,000	68,238	—	1,238
IDR	BRC	10/03/13	10,131,384,500	886,385	874,749	11,636	—
JPY	CIT	12/18/13	85,502,655	865,000	870,290	—	5,290
JPY	HSB	11/25/13	158,367,652	1,624,951	1,611,633	13,318	—
JPY	SCB	10/28/13	155,378,708	1,555,810	1,580,968	—	25,158
JPY	UBS	10/28/13	39,868,022	401,000	405,655	—	4,655
KZT	CIT	10/10/13	84,766,000	550,000	550,444	—	444
KZT	HSB	10/30/13	134,019,200	868,844	867,802	1,042	—
NGN	CIT	10/23/13	26,235,900	162,000	161,572	428	—
RUB	BRC	10/28/13	38,431,899	1,193,000	1,181,306	11,694	—
TRY	BRC	02/12/14	93,005	46,523	44,940	1,583	—
TRY	HSB	10/21/13	2,051,609	1,016,000	1,012,070	3,930	—
TRY	JPM	12/04/13	868,296	426,933	425,038	1,895	—
TRY	JPM	12/04/13	955,755	484,000	467,850	16,150	—
TRY	JPM	04/21/14	2,051,609	985,072	978,588	6,484	—
ZAR	CIT	10/28/13	17,482,379	1,744,000	1,734,769	9,231	—
Total Forward Currency Sale Contracts				$39,022,585	$39,389,181	88,307	454,903
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$942,340	$887,470

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (concluded)

September 30, 2013 (unaudited)

Currency Abbreviations:
BRL	—	Brazilian Real	PEN	—	Peruvian New Sol
CLP	—	Chilean Peso	PHP	—	Philippine Peso
CNY	—	Chinese Renminbi	PLN	—	Polish Zloty
COP	—	Colombian Peso	RON	—	New Romanian Leu
CZK	—	Czech Koruna	RSD	—	Serbian Dinar
EUR	—	Euro	RUB	—	Russian Ruble
GHS	—	Ghanaian Cedi	SGD	—	Singapore Dollar
HUF	—	Hungarian Forint	THB	—	Thai Baht
IDR	—	Indonesian Rupiah	TRY	—	New Turkish Lira
INR	—	Indian Rupee	TWD	—	New Taiwan Dollar
JPY	—	Japanese Yen	UGX	—	Ugandan Shilling
KRW	—	South Korean Won	UYU	—	Uruguayan Peso
KZT	—	Kazakhstan Tenge	VND	—	Vietnamese Dong
MXN	—	Mexican New Peso	ZAR	—	South African Rand
MYR	—	Malaysian Ringgit	ZMW	—	Zambian Kwacha
NGN	—	Nigerian Naira

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
HSB	—	HSBC Bank USA
JPM	—	JPMorgan Chase Bank
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments

September 30, 2013 (unaudited)

(a)	Principal amount denominated in respective country’s currency.

(b)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

(c)	For federal income tax purposes, the aggregate cost was $170,320,972, aggregate gross unrealized appreciation was $39,248,410, aggregate gross unrealized depreciation was $16,381,196, and the net unrealized appreciation was $22,867,214.

Security Abbreviations:
ADR	—	American Depositary Receipt
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F

Portfolio holdings by industry (as a percentage of net assets):
Agriculture	0.7%
Alcohol & Tobacco	2.2
Banking	11.1
Cable Television	2.5
Computer Software	7.7
Energy Integrated	7.6
Energy Services	2.4
Financial Services	5.3
Food & Beverages	1.8
Gas Utilities	1.1
Household & Personal Products	2.1
Housing	2.2
Insurance	2.6
Manufacturing	8.2
Metals & Mining	1.4
Pharmaceutical & Biotechnology	18.7
Retail	7.0
Semiconductors & Components	3.7
Technology Hardware	5.3
Telecommunications	2.5
Subtotal	96.1
Foreign Government Obligations	9.7
Short-Term Investment	0.8
Total Investments	106.6%

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments (continued)

September 30, 2013 (unaudited)

Valuation of Investments:

Net asset value per share is determined by State Street Bank and Trust Company for the Fund on each day the NYSE is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board.

The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of accounting principles generally accepted in the United States of America also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assump-

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments (concluded)

September 30, 2013 (unaudited)

tions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of September 30, 2013:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2013
Assets:
Common Stocks*	$174,148,021	$—	$—	$174,148,021
Foreign Government Obligations*	—	17,635,388	—	17,635,388
Short-Term Investment	—	1,404,777	—	1,404,777
Other Financial Instruments**
Forward Currency Contracts	—	942,340	—	942,340
Total	$174,148,021	$19,982,505	$—	$194,130,526
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(887,470)	$—	$(887,470)

*	Please refer to Portfolio of Investments (page 7 through 8) and Notes to Portfolio of Investments (page 14) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

The foreign government obligations included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service. The short-term investment included in Level 2 (a money market fund) was valued at the fund’s net asset value.

There were no transfers into or out of Levels 1, 2, or 3 during the period ended September 30, 2013.

For further information regarding security characteristics see Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years
Board of Directors:

Class I — Directors with Term Expiring in 2015
Independent Directors:

Leon M. Pollack (72)	Director	Private Investor

Robert M. Solmson (66)	Director	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Director:

Charles L. Carroll (53)	Chief Executive Officer, President and Director	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Class II — Directors with Term Expiring in 2016
Independent Directors:

Kenneth S. Davidson (68)	Director	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)
Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (51)	Director	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Class III — Directors with Term Expiring in 2014
Independent Director:

Richard Reiss, Jr. (69)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Interested Director:

Ashish Bhutani (53)	Director	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	Each Director also serves as a Director for each of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”). All of the Independent Directors are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During the Past Five Years
Officers(2):

Nathan A. Paul (40)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (55)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (51)	Chief Compliance Officer and Assistant Secretary	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (38)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (38)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds.

(2)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard Global Total Return and Income Fund, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center

New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Lazard Global Total Return and Income Fund, Inc.